GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Absolute Return Tracker Fund

(the “Fund”)

Supplement dated January 12, 2022 to the

Prospectuses, Summary Prospectuses, and Statement of Additional Information (“SAI”),

each dated April 30, 2021, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust recently approved changes to the Fund’s benchmark index. These changes are effective as of the close of business on January 12, 2022. Accordingly, as of the close of business on January 12, 2022, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

The following replaces the last paragraph under the “Goldman Sachs Absolute Return Tracker Fund—Summary—Principal Strategy” section in the Fund’s Prospectuses and the “Principal Strategy” section of the Fund’s Summary Prospectuses:

The Fund’s benchmark index is the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index.

The following sentence is added after the first sentence under the “Goldman Sachs Absolute Return Tracker Fund—Summary—Performance” section in the Fund’s Prospectuses and the “Performance” section in the Fund’s Summary Prospectuses:

As of the close of business on January 12, 2022, the Fund’s benchmark index was changed from the HFRXTM Global Hedge Fund Index to the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. The Adviser believes that the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is an appropriate index against which to measure performance in light of the Fund’s investment strategy.

The following replaces the table under the “Goldman Sachs Absolute Return Tracker Fund—Summary—Average Annual Total Return” section in the Fund’s Multi-Class Prospectus and in the “Average Annual Total Return” table under the “Performance” section in the Multi-Class Summary Prospectus:

For the period ended December 31, 2020	1 Year	5 Years	10 Years
Class A Shares (Inception 5/30/2008)
Returns Before Taxes	–2.38%	3.19%	2.20%
Returns After Taxes on Distributions	–2.56%	2.46%	1.46%
Returns After Taxes on Distributions and Sale of Fund Shares	–1.34%	2.20%	1.46%
Class C Shares (Inception 5/30/2008)
Returns Before Taxes	1.38%	3.55%	2.00%	*
Institutional Shares (Inception 5/30/2008)
Returns Before Taxes	3.60%	4.77%	3.17%
Investor Shares (Inception 5/30/2008)
Returns Before Taxes	3.54%	4.63%	3.03%
Class R Shares (Inception 5/30/2008)
Returns	3.06%	4.09%	2.52%
Class R6 Shares (Inception 7/31/2015)**
Returns Before Taxes	3.71%	4.76%	3.17%
ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)***	0.67%	1.20%	0.63%
HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees)****	6.79%	3.29%	1.25%

*

Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.

**

Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

***

Effective as of the close of business on January 12, 2022, the Fund’s benchmark was changed from the HFRXTM Global Hedge Fund Index (net of management, administrative and performance/incentive fees) to the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index.

****

The HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

The following replaces the table under the “Goldman Sachs Absolute Return Tracker Fund—Summary—Average Annual Total Return” section in the Fund’s Class P Prospectus and in the “Average Annual Total Return” table under the “Performance” section in the Class P Summary Prospectus:

For the period ended December 31, 2020	1 Year	Since Inception
Class P Shares (Inception 4/17/2018)
Returns Before Taxes	3.61%	4.02%
Returns After Taxes on Distributions	3.42%	3.11%
Returns After Taxes on Distributions and Sale of Fund Shares	2.21%	2.77%
ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)*	0.67%	1.62%
HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees)**	6.79%	2.99%

*

Effective as of the close of business on January 12, 2022, the Fund’s benchmark was changed from the HFRXTM Global Hedge Fund Index (net of management, administrative and performance/incentive fees) to the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index.

**

The HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

The following replaces the “Benchmark” paragraph under the “Investment Management Approach—Principal Investment Strategies—Absolute Return Tracker Fund” section in the Prospectuses:

Benchmark. The Fund’s benchmark index is the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. The ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

All references to the HFRXTM Global Hedge Fund Index in the SAI are hereby replaced with “ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index.”

This Supplement should be retained with the Prospectuses, Summary Prospectuses and SAI for future reference.

SELSAT1OPSSTK 01-22